Exhibit 99.1
APPLIED MATERIALS ANNOUNCES RECORD RESULTS

•	Applied delivers record EPS of $0.46 and record non-GAAP EPS of $0.50 in its third quarter

•	Generates $3.66 billion in new orders and reports $4.95 billion in backlog, both all-time highs

•	Expects record non-GAAP EPS in its fourth quarter

SANTA CLARA, Calif., August 18, 2016 - Applied Materials, Inc. (NASDAQ:AMAT) today reported results for its third quarter ended July 31, 2016.
New orders were $3.66 billion, up 6 percent sequentially and up 26 percent year over year. Backlog of $4.95 billion was up 19 percent sequentially and up 60 percent year over year. Net sales of $2.82 billion were up 15 percent sequentially and up 13 percent year over year.
The company recorded gross margin of 42.3 percent, operating margin of 21.1 percent, and net income of $505 million or $0.46 per diluted share. On a non-GAAP adjusted basis, the company reported third quarter gross margin of 43.7 percent, operating margin of 22.8 percent, and net income of $550 million or $0.50 per diluted share.
The company generated $981 million in cash from operations, paid dividends of $108 million and used $196 million to repurchase 9 million shares of common stock at an average price of $21.88.
“With earnings and orders at an all-time high, Applied is performing better than ever and in a great position to sustainably outperform our markets,” said Gary Dickerson, president and CEO. “We are in the early stages of large, multi-year industry inflections that are driving our business today and creating new opportunities for future growth.”

Quarterly Results Summary

				Change
	Q3 FY2016	Q2 FY2016	Q3 FY2015	Q3 FY2016 vs. Q2 FY2016	Q3 FY2016 vs. Q3 FY2015
	(In millions, except per share amounts and percentages)
New orders	$3,658	$3,451	$2,892	6%	26%
Net sales	$2,821	$2,450	$2,490	15%	13%
Gross margin	42.3%	41.0%	40.9%	1.3 points	1.4 points
Operating margin	21.1%	17.3%	15.9%	3.8 points	5.2 points
Net income	$505	$320	$329	58%	53%
Diluted earnings per share (EPS)	$0.46	$0.29	$0.27	59%	70%

Applied Materials, Inc.

				Change
Non-GAAP Adjusted Results	Q3 FY2016	Q2 FY2016	Q3 FY2015	Q3 FY2016 vs. Q2 FY2016	Q3 FY2016 vs. Q3 FY2015
	(In millions, except per share amounts and percentages)
Non-GAAP adjusted gross margin	43.7%	42.7%	43.9%	1.0 points	(0.2) points
Non-GAAP adjusted operating margin	22.8%	19.2%	20.8%	3.6 points	2.0 points
Non-GAAP adjusted net income	$550	$376	$410	46%	34%
Non-GAAP adjusted diluted EPS	$0.50	$0.34	$0.33	47%	52%
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
In the fourth quarter of fiscal 2016, Applied expects net sales to be up 15 percent to 19 percent sequentially. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.61 to $0.69.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.04 per share and any additional charges related to completed or future acquisitions or other non-operational or unusual items that are unknown at this time, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
Third Quarter Reportable Segment Information
Effective in the third quarter of fiscal 2016, Applied has expanded its Display segment to now include roll-to-roll web coating systems (previously in Energy and Environmental Solutions) and display upgrade equipment (previously in Applied Global Services). The Display segment is now named Display and Adjacent Markets. Applied no longer reports Energy and Environmental Solutions as a segment and its solar business is now included in Corporate and Other. The Silicon Systems segment is now named Semiconductor Systems and is otherwise unchanged. Applied Global Services continues to include 200-millimeter semiconductor equipment sales. Segment operating results for previous periods have been recast to conform to the current presentation in the table below and in the supplemental historical information accompanying this release.

Semiconductor Systems	Q3 FY2016	Q2 FY2016	Q3 FY2015
	(In millions, except percentages)
New orders	$2,215	$1,966	$2,007
Foundry	57%	23%	32%
DRAM	14%	17%	18%
Flash	15%	49%	39%
Logic and other	14%	11%	11%
Net sales	1,786	1,587	1,635
Operating income	511	364	411
Operating margin	28.6%	22.9%	25.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$556	$410	$455
Non-GAAP adjusted operating margin	31.1%	25.8%	27.8%

Applied Materials, Inc.

Applied Global Services	Q3 FY2016	Q2 FY2016	Q3 FY2015
	(In millions, except percentages)
New orders	$590	$636	$543
Net sales	657	633	646
Operating income	175	165	162
Operating margin	26.6%	26.1%	25.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$176	$165	$165
Non-GAAP adjusted operating margin	26.8%	26.1%	25.5%

Display and Adjacent Markets	Q3 FY2016	Q2 FY2016	Q3 FY2015
	(In millions, except percentages)
New orders	$803	$762	$318
Net sales	313	187	185
Operating income	63	31	35
Operating margin	20.1%	16.6%	18.9%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$63	$31	$36
Non-GAAP adjusted operating margin	20.1%	16.6%	19.5%

Backlog Information
Applied's backlog increased 19 percent to $4.95 billion and included negative adjustments of $56 million, primarily consisting of order cancellations, partially offset by favorable foreign currency impacts. Backlog composition by reportable segment was as follows:

Semiconductor Systems	50%
Applied Global Services	15%
Display and Adjacent Markets	33%
Corporate and Other	2%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted to exclude the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; income tax items and certain other discrete adjustments. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of our performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that we do not believe are indicative of our ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.
Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our business and financial performance and market share positions, our earnings expectations, our business outlook for the fourth quarter of fiscal 2016, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

Applied Materials, Inc.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Kevin Winston (editorial/media) 408.235.4498
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended			Nine Months Ended
(In millions, except per share amounts)	July 31, 2016	May 1, 2016	July 26, 2015	July 31, 2016	July 26, 2015
Net sales	$2,821	$2,450	$2,490	$7,528	$7,291
Cost of products sold	1,629	1,446	1,472	4,416	4,298
Gross profit	1,192	1,004	1,018	3,112	2,993
Operating expenses:
Research, development and engineering	386	386	372	1,146	1,088
Marketing and selling	107	102	112	315	332
General and administrative	103	91	135	276	392
Loss (gain) on derivatives associated with terminated business combination	—	—	3	—	(89)
Total operating expenses	596	579	622	1,737	1,723
Income from operations	596	425	396	1,375	1,270
Interest expense	38	37	24	117	71
Interest income and other income, net	6	7	3	15	2
Income before income taxes	564	395	375	1,273	1,201
Provision for income taxes	59	75	46	162	160
Net income	$505	$320	$329	$1,111	$1,041
Earnings per share:
Basic	$0.47	$0.29	$0.27	$1.00	$0.85
Diluted	$0.46	$0.29	$0.27	$0.99	$0.84
Weighted average number of shares:
Basic	1,083	1,113	1,221	1,115	1,225
Diluted	1,093	1,119	1,231	1,123	1,238

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	July 31, 2016	May 1, 2016	October 25, 2015
ASSETS
Current assets:
Cash and cash equivalents	$2,828	$2,470	$4,797
Short-term investments	438	170	168
Accounts receivable, net	1,852	1,913	1,739
Inventories	2,026	1,924	1,833
Other current assets	255	251	724
Total current assets	7,399	6,728	9,261
Long-term investments	960	934	946
Property, plant and equipment, net	905	904	892
Goodwill	3,305	3,304	3,302
Purchased technology and other intangible assets, net	621	668	762
Deferred income taxes and other assets	509	537	145
Total assets	$13,699	$13,075	$15,308
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$—	$—	$1,200
Accounts payable and accrued expenses	1,800	1,630	1,833
Customer deposits and deferred revenue	1,164	981	765
Total current liabilities	2,964	2,611	3,798
Long-term debt	3,343	3,343	3,342
Other liabilities	573	556	555
Total liabilities	6,880	6,510	7,695
Total stockholders’ equity	6,819	6,565	7,613
Total liabilities and stockholders’ equity	$13,699	$13,075	$15,308

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended			Nine Months Ended
	July 31, 2016	May 1, 2016	July 26, 2015	July 31, 2016	July 26, 2015
Cash flows from operating activities:
Net income	$505	$320	$329	$1,111	$1,041
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	97	96	93	289	275
Share-based compensation	48	48	46	150	141
Excess tax benefits from share-based compensation	(5)	(3)	(3)	(18)	(54)
Deferred income taxes	21	(22)	18	14	25
Other	5	5	43	20	64
Net change in operating assets and liabilities	310	37	(192)	103	(800)
Cash provided by operating activities	981	481	334	1,669	692
Cash flows from investing activities:
Capital expenditures	(50)	(47)	(49)	(165)	(162)
Cash paid for acquisitions, net of cash acquired	3	(8)	(2)	(5)	(2)
Proceeds from sales and maturities of investments	208	232	583	681	900
Purchases of investments	(483)	(182)	(616)	(947)	(960)
Cash used in investing activities	(322)	(5)	(84)	(436)	(224)
Cash flows from financing activities:
Debt repayments	(2)	—	—	(1,207)	—
Proceeds from common stock issuances and others	—	42	1	44	43
Common stock repurchases	(196)	(900)	(625)	(1,721)	(625)
Excess tax benefits from share-based compensation	5	3	3	18	54
Payments of dividends to stockholders	(108)	(113)	(123)	(336)	(368)
Cash used in financing activities	(301)	(968)	(744)	(3,202)	(896)
Effect of exchange rate changes on cash and cash equivalents	—	—	1	—	—
Increase (decrease) in cash and cash equivalents	358	(492)	(493)	(1,969)	(428)
Cash and cash equivalents — beginning of period	2,470	2,962	3,067	4,797	3,002
Cash and cash equivalents — end of period	$2,828	$2,470	$2,574	$2,828	$2,574
Supplemental cash flow information:
Cash payments for income taxes	$49	$51	$51	$144	$258
Cash refunds from income taxes	$1	$98	$5	$104	$10
Cash payments for interest	$34	$42	$39	$110	$85

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q3 FY2016	Q2 FY2016	Q3 FY2015
New orders	$50	$87	$24

Unallocated net sales	$65	$43	$24
Unallocated cost of products sold and expenses	(170)	(130)	(186)
Share-based compensation	(48)	(48)	(46)
Certain items associated with terminated business combination	—	—	(1)
Loss on derivatives associated with terminated business combination, net	—	—	(3)
Total	$(153)	$(135)	$(212)
Additional Information

	Q3 FY2016		Q2 FY2016		Q3 FY2015
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales	New Orders	Net Sales
United States	259	289	386	272	262	488
% of Total	7%	10%	11%	11%	9%	20%
Europe	212	124	194	97	142	148
% of Total	6%	5%	6%	4%	5%	6%
Japan	270	321	339	260	727	283
% of Total	7%	11%	10%	10%	25%	11%
Korea	689	472	792	506	349	343
% of Total	19%	17%	23%	21%	12%	14%
Taiwan	1,240	741	445	311	828	825
% of Total	34%	26%	13%	13%	29%	33%
Southeast Asia	139	303	392	252	142	101
% of Total	4%	11%	11%	10%	5%	4%
China	849	571	903	752	442	302
% of Total	23%	20%	26%	31%	15%	12%

Employees (In thousands)
Regular Full Time	15.2		14.8		14.5

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions, except percentages)	July 31, 2016	May 1, 2016	July 26, 2015	July 31, 2016	July 26, 2015
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,192	$1,004	$1,018	$3,112	$2,993
Certain items associated with acquisitions[1]	42	41	41	125	120
Inventory charges (reversals) related to restructuring[3,5]	(1)	—	34	(2)	34
Non-GAAP adjusted gross profit	$1,233	$1,045	$1,093	$3,235	$3,147
Non-GAAP adjusted gross margin	43.7%	42.7%	43.9%	43.0%	43.2%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$596	$425	$396	$1,375	$1,270
Certain items associated with acquisitions[1]	47	46	47	141	138
Acquisition integration and deal costs	2	—	1	2	2
Loss (gain) on derivatives associated with terminated business combination, net	—	—	3	—	(89)
Certain items associated with terminated business combination[2]	—	—	1	—	50
Inventory charges (reversals) related to restructuring and asset impairments, net[3,4,5]	(1)	(1)	50	(3)	50
Foreign exchange loss due to functional currency change[6]	—	—	19	—	19
Non-GAAP adjusted operating income	$644	$470	$517	$1,515	$1,440
Non-GAAP adjusted operating margin	22.8%	19.2%	20.8%	20.1%	19.8%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis[7]	$505	$320	$329	$1,111	$1,041
Certain items associated with acquisitions[1]	47	46	47	141	138
Acquisition integration and deal costs	2	—	1	2	2
Loss (gain) on derivatives associated with terminated business combination, net	—	—	3	—	(89)
Certain items associated with terminated business combination[2]	—	—	1	—	50
Inventory charges (reversals) related to restructuring and asset impairments, net[3,4,5]	(1)	(1)	50	(3)	50
Impairment (gain on sale) of strategic investments, net	—	(1)	(1)	(3)	6
Foreign exchange loss due to functional currency change[6]	—	—	19	—	19
Loss on early extinguishment of debt	—	—	—	5	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[7]	1	16	(21)	(12)	(92)
Income tax effect of non-GAAP adjustments[8]	(4)	(4)	(18)	(13)	(15)
Non-GAAP adjusted net income	$550	$376	$410	$1,228	$1,110

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	These items are incremental charges related to the terminated business combination agreement with Tokyo Electron Limited, consisting of acquisition-related and integration planning costs.

3
Results for the three and nine months ended July 31, 2016 primarily included benefit from sales of solar equipment tools for which inventory had been previously reserved related to the cost reductions in the solar business.

4	Results for the three months ended May 1, 2016 included a $1 million favorable adjustment of employee-related costs associated with the cost reductions in the solar business.

5
Results for the three and nine months ended July 26, 2015 primarily included $34 million of inventory charges and $17 million of restructuring charges and asset impairments related to cost reductions in the solar business.

6	Results for the three and nine months ended July 26, 2015 included a $19 million foreign exchange loss due to an immaterial correction of an error related to functional currency change.

7
Amounts for nine months ended July 26, 2015 included an adjustment to decrease the provision for income taxes by $35 million with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

8	These amounts represent non-GAAP adjustments above multiplied by the effective tax rate within the jurisdictions the adjustments affect.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions, except per share amounts)	July 31, 2016	May 1, 2016	July 26, 2015	July 31, 2016	July 26, 2015
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis[1]	$0.46	$0.29	$0.27	$0.99	$0.84
Certain items associated with acquisitions	0.04	0.04	0.03	0.11	0.10
Certain items associated with terminated business combination	—	—	—	—	0.03
Gain on derivatives associated with terminated business combination, net	—	—	—	—	(0.05)
Restructuring, inventory charges and asset impairments	—	—	0.03	—	0.03
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[1]	—	0.01	(0.02)	(0.01)	(0.07)
Foreign exchange loss due to functional currency change	—	—	0.02	—	0.02
Non-GAAP adjusted earnings per diluted share	$0.50	$0.34	$0.33	$1.09	$0.90
Weighted average number of diluted shares	1,093	1,119	1,231	1,123	1,238

1
Amounts for nine months ended July 26, 2015 included an adjustment to decrease the provision for income taxes by $35 million with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions, except percentages)	July 31, 2016	May 1, 2016	July 26, 2015	July 31, 2016	July 26, 2015
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$511	$364	$411	$1,140	$1,092
Certain items associated with acquisitions[1]	45	46	44	138	131
Non-GAAP adjusted operating income	$556	$410	$455	$1,278	$1,223
Non-GAAP adjusted operating margin	31.1%	25.8%	27.8%	26.9%	26.4%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$175	$165	$162	$489	$470
Certain items associated with acquisitions[1]	1	—	—	1	1
Inventory charges related to restructuring[2]	—	—	3	—	3
Non-GAAP adjusted operating income	$176	$165	$165	$490	$474
Non-GAAP adjusted operating margin	26.8%	26.1%	25.5%	25.8%	25.8%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$63	$31	$35	$142	$163
Certain items associated with acquisitions[1]	—	—	1	—	3
Non-GAAP adjusted operating income	$63	$31	$36	$142	$166
Non-GAAP adjusted operating margin	20.1%	16.6%	19.5%	18.8%	23.4%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Results for the three and nine months ended July 26, 2015 included $3 million of inventory charges related to cost reduction in the solar business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSES

	Three Months Ended
(In millions)	July 31, 2016	May 1, 2016
Operating expenses - GAAP basis	$596	$579
Reversals related to restructuring, net	—	1
Certain items associated with acquisitions	(5)	(5)
Acquisition integration and deal costs	(2)	—
Non-GAAP adjusted operating expenses	$589	$575

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	July 31, 2016
Provision for income taxes - GAAP basis (a)	$59
Reinstatement of federal R&D tax credit, resolutions of prior years’ income tax filings and other tax items	(1)
Income tax effect of non-GAAP adjustments	4
Non-GAAP adjusted provision for income taxes (b)	$62

Income before income taxes - GAAP basis (c)	$564
Certain items associated with acquisitions	47
Reversals related to restructuring, net	(1)
Acquisition integration costs	2
Non-GAAP adjusted income before income taxes (d)	$612

Effective income tax rate - GAAP basis (a/c)	10.5%

Non-GAAP adjusted effective income tax rate (b/d)	10.1%

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL HISTORICAL INFORMATION

Semiconductor Systems	Q2 FY2016	Q1 FY2016	Q4 FY2015	Q3 FY2015	Q2 FY2015	Q1 FY2015	FY2014
	(In millions, except percentages)
New orders	$1,966	$1,275	$1,444	$2,007	$1,704	$1,426	$6,132
Net sales	1,587	1,373	1,494	1,635	1,560	1,446	5,978
Operating income	364	265	318	411	374	307	1,391
Operating margin	22.9%	19.3%	21.3%	25.1%	24.0%	21.2%	23.3%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$410	$312	$365	$455	$418	$350	$1,565
Non-GAAP adjusted operating margin	25.8%	22.7%	24.4%	27.8%	26.8%	24.2%	26.2%

Applied Global Services	Q2 FY2016	Q1 FY2016	Q4 FY2015	Q3 FY2015	Q2 FY2015	Q1 FY2015	FY2014
	(In millions, except percentages)
New orders	$636	$755	$743	$543	$620	$676	$2,345
Net sales	633	606	611	646	627	563	2,114
Operating income	165	149	160	162	162	146	538
Operating margin	26.1%	24.6%	26.2%	25.1%	25.8%	25.9%	25.4%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$165	$149	$159	$165	$162	$147	$541
Non-GAAP adjusted operating margin	26.1%	24.6%	26.0%	25.5%	25.8%	26.1%	25.6%

Display and Adjacent Markets	Q2 FY2016	Q1 FY2016	Q4 FY2015	Q3 FY2015	Q2 FY2015	Q1 FY2015	FY2014
	(In millions, except percentages)
New orders	$762	$208	$219	$318	$159	$132	$1,066
Net sales	187	254	235	185	208	316	848
Operating income	31	48	28	35	49	79	202
Operating margin	16.6%	18.9%	11.9%	18.9%	23.6%	25.0%	23.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$31	$48	$28	$36	$50	$80	$206
Non-GAAP adjusted operating margin	16.6%	18.9%	11.9%	19.5%	24.0%	25.3%	24.3%

Corporate and Other	Q2 FY2016	Q1 FY2016	Q4 FY2015	Q3 FY2015	Q2 FY2015	Q1 FY2015	FY2014
	(In millions)
New orders	$87	$37	$18	$24	$32	$39	$105

Unallocated net sales	$43	$24	$28	$24	$47	$34	$132
Unallocated cost of products sold and expenses	(130)	(78)	(65)	(186)	(154)	(118)	(523)
Share-based compensation	(48)	(54)	(46)	(46)	(47)	(48)	(177)
Certain items associated with terminated business combination	—	—	—	(1)	(29)	(20)	(73)
Gain (loss) on derivatives associated with terminated business combination, net	—	—	—	(3)	14	78	30
Total	$(135)	$(108)	$(83)	$(212)	$(169)	$(74)	$(611)